Exhibit 99.1

ATI Physical Therapy Receives NYSE Continued Listing Standard Notice

BOLINGBROOK, IL – November 25, 2022 – ATI Physical Therapy, Inc. (“ATI” or the “Company”) (NYSE: ATIP), the largest single-branded outpatient physical therapy provider in the United States, announced today that it received formal notice from the New York Stock Exchange (the “NYSE”) on November 18, 2022, of non-compliance with NYSE continued listing standards. ATI received the notice because the average closing price of its Class A common shares fell below the minimum of $1.00 per share during a consecutive 30 trading-day period. The Company is in compliance with all other NYSE continued listing standards.

In general, the NYSE rules provide a period of six months from the date of the formal NYSE notice to regain compliance with the minimum share price criteria. In order to regain compliance, a company’s stock must have (i) a closing price of at least $1.00 per share on the last trading day of any calendar month during the cure period and (ii) an average closing price of at least $1.00 per share during the 30 trading-day period ending on the last trading day of that month.

ATI intends to cure the deficiency and is evaluating all available options to regain compliance with the NYSE’s continued listing standards, which may include a reverse stock split, subject to approval of ATI’s stockholders. In such a case, ATI would have until its next annual meeting of stockholders to obtain stockholder approval for such action, notwithstanding the six-month cure period referenced above. ATI would be required to implement the action promptly after receiving stockholder approval, and the minimum share price requirement will be deemed cured if the price promptly exceeds $1.00 per share, and the price remains above that level for at least the 30 trading days following the implementation of such action.

During the period of non-compliance, subject to ATI’s continued compliance with other NYSE listing requirements, the Company’s shares will continue to be traded on the NYSE under the symbol “ATIP” with an added designation of “.BC” (which indicates the shares are below compliance). This indicator will be removed once ATI is deemed compliant with the NYSE's listing standards. If ATI is unable to cure the deficiency within the time periods referenced above, the NYSE may initiate procedures to suspend and delist its shares.

The current NYSE notification does not impact ATI’s ongoing business operations, or its U.S. Securities and Exchange Commission reporting requirements, and it does not result in a default under any of its material debt agreements.

About ATI Physical Therapy

At ATI Physical Therapy, we are passionate about potential. Every day, we restore it in our patients and activate it in our team members in our more than 900 locations in 25 states. With outcomes from more than 2.5 million unique patient cases, ATI is making strides in the industry by setting quality standards designed to deliver predictable outcomes for our patients with musculoskeletal (MSK) issues. ATI’s offerings span across a broad spectrum for MSK-related issues. From preventative services in the workplace and athletic training support to outpatient clinical services and online physical therapy via our online platform, CONNECT™, a complete list of our service offerings can be found at ATIpt.com. ATI is based in Bolingbrook, Illinois.

Forward-Looking Statements

All statements other than statements of historical facts contained in this communication are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may generally be identified by the use of words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "project," "forecast," "predict," "potential," "seem," "seek," "future," "outlook," "target" or other similar expressions (or the negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding expected clinical FTE, the impact of physical therapist attrition, anticipated visit and referral volumes and other factors that may impact the Company’s overall profitability and estimates and forecasts of other financial and performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this communication, and on the current expectations of ATI's management and are not predictions of actual performance. These forward-looking statements are estimates only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of ATI. These forward-looking statements are subject to a number of risks and uncertainties, including, but not limited to:

(i)	changes in domestic business, market, financial, political and legal conditions, including shifts and trends in payor mix;
(ii)	the ability to execute on our sales and marketing strategies;
(iii)	the ability to maintain the listing of the Company's securities on NYSE;
(iv)
risks related to the execution of ATI's business strategy, including but not limited to ramping of visits, growing clinical headcount, and opening new clinics, and the timing of expected business milestones;

(v)
the effects of competition on ATI's future business and the ability of ATI to grow and manage growth profitably, maintain relationships with patients, payors and referral sources and retain its management and key employees;

(vi)	the ability of the Company to attract and retain physical therapists consistent with its business plan;
(vii)	the ability of the Company to develop new and retain and expand relationships with referral sources;
(viii)
the outcome of any legal proceedings or regulatory investigations that have or may be instituted against the Company or any of its directors or officers and the availability of insurance coverage for such matters;

(ix)	the ability of the company to comply with its covenants in its credit facility and preferred stock financing arrangements or to redeem preferred stock;
(x)	the ability of the company to generate sufficient cash flow to run its business, comply with its covenants in its credit facility, and continue to operate as a going concern;

(xi)	the ability of the Company to issue equity or equity-linked securities or obtain debt financing in the future;
(xii)	risks related to political and macroeconomic uncertainty, including recession, inflation, higher interest rates and the ongoing conflict between Russia and Ukraine;
(xiii)	the impact of the global COVID-19 pandemic (and existing or emerging variants) on any of the foregoing risks;
(xiv)	risks related to the impact on our workforce of mandatory COVID-19 vaccination of employees;
(xv)
risks related to further impairments of goodwill and other intangible assets, which represent a significant portion of the Company’s total assets, especially in view of the Company’s recent market valuation;

(xvi)
risks associated with the Company’s inability to remediate material weaknesses in internal controls over financial reporting related to income taxes and to maintain effective internal controls over financial reporting; and

those factors discussed in our amended S-1 registration statement filed with the SEC on April 12, 2022 under the heading "Risk Factors," our Form 10-K for the fiscal year ended December 31, 2021, the S-3 registration statement and amendments thereto dated August 10, 2022 and other documents filed, or to be filed, by ATI with the SEC.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements, including our forecast update. There may be additional risks that ATI does not presently know or that ATI currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, the forward-looking statements in this communication reflect ATI's expectations, plans or forecasts of future events and views as of the date of this communication. ATI anticipates that subsequent events and developments will cause ATI's assessments with respect to these forward-looking statements to change. However, while ATI may elect to update these forward-looking statements at some point in the future, ATI specifically disclaims any obligation to publicly update any forward-looking statement, whether written or oral, which may be made from time to time, whether as a result of new information, future developments or otherwise, unless required by applicable law. These forward-looking statements should not be relied upon as representing ATI's assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Investors:

Joanne Fong
SVP, Treasurer and Head of Investor Relations
ATI Physical Therapy
investors@atipt.com
(630) 296-2222 x 7131

Press Inquiries:

Rob Manker
Director of Customer Marketing & Public Relations
ATI Physical Therapy
warren.manker@atipt.com
630-296-2222 ext. 7432

Sean Leous
ICR Westwicke
Sean.Leous@Westwicke.com
646-866-4012